Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

AMENDED MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.
Cash disbursements journals		Yes	Summary document only
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	No		Yes
Copies of IRS Form 6123 or payment receipt		No		Yes
Copies of tax returns filed during reporting period		No		Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes	Summary document only
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman Signature of Authorized Individual*	July 12, 2012 Date

Andrew Hinkelman Printed Name of Authorized Individual	Interim Chief Executive Officer Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended May 31, 2012 include activity through week ended June 1, 2012.

TMI—United States	Actuals 4/30/2012 - 6/1/2012	Budget 4/30/2012 - 6/1/2012	Variance 4/30/2012 - 6/1/2012	Actuals Case to Date
Beginning Cash Balance	$348,509	$1,600,000	$(1,251,490)	$977,445

Inflows
Trade Receivable	$523,322	$—	$523,322	$2,011,820
TSA Reimbursements	—	—	—	—
TV Sale Proceeds	—	—	—	—
Other Inflows	41,384	—	41,384	242,229

Total Inflows	$564,706	$—	$564,706	$2,254,049

Outflows
Payroll	$(2,009,270)	$(3,488,779)	$1,479,509	$(11,071,428)
Severance	(74,344)	(398,430)	324,086	(74,344)
Rent	(124,574)	(174,305)	49,731	(829,059)
Accounts Payable	(321,725)	—	(321,725)	(1,477,631)
Professional Fees	(700,315)	(211,546)	(488,769)	(1,275,117)
Other Expenses	(652,140)	(465,567)	(186,573)	(3,852,466)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(3,882,367)	$(4,738,627)	$856,260	$(18,580,046)

Restructuring Outflows
Professional and Advisory Fees	$(3,766,026)	$(5,234,684)	$1,468,658	$(7,386,625)

Total Restructuring Outflows	$(3,766,026)	$(5,234,684)	$1,468,658	$(7,386,625)

IC Transfers / Adjustments	$7,343,000	$9,973,311	$(2,630,311)	$23,343,000

Net Change in Cash	$259,313	$—	$259,313	$(369,622)

Ending Cash Balance	$607,823	$1,600,000	$(992,177)	$607,823

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

TMFE—Cayman Islands	Actuals 4/30/2012 - 6/1/2012	Budget 4/30/2012 - 6/1/2012	Variance 4/30/2012 - 6/1/2012	Actuals Case to Date
Beginning Cash Balance	$61,969,480	$59,967,160	$2,002,320	$14,659,170

Inflows
Trade Receivable	$—	$—	$—	$—
TSA Reimbursements	—	19,726,112	(19,726,112)	—
TV Sale Proceeds	30,537,084	—	—	—
Other Inflows	1,871,431	29,264,000	3,144,515	98,950,967

Total Inflows	$32,408,515	$48,990,112	$(16,581,597)	$98,950,967

Outflows
Accounts Payable	$(6,101,040)	$(27,668,136)	$21,567,096	$(52,441,482)
Other Expenses	(34,359)	—	(34,359)	(62,356)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(6,135,400)	$(27,668,136)	$21,532,736	$(52,503,838)

Restructuring Outflows
Professional and Advisory Fees	$(62,336)	$(148,000)	$85,664	$(738,284)

Total Restructuring Outflows	$(62,336)	$(148,000)	$85,664	$(738,284)

IC Transfers / Adjustments[1]	$(1,507,169)	$(21,700,333)	$20,193,164	$26,305,076

Net Change in Cash	24,703,611	(526,357)	25,229,968	72,013,921

Ending Cash Balance	$86,673,091	$59,440,803	$27,232,288	$86,673,091

PERIOD DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	TMFE	TMI	TOTAL
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$6,135,400	$3,882,367	$10,017,767
Less: Transfers To Debtor In Possession Accounts	—	—	—
Plus: Transfers To Non-Debtor Subsidiaries	9,807,836	—	9,807,836
Plus: Estate Disbursements Made By Outside Sources	—	—	—

Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$15,943,235	$3,882,367	$19,825,602

[1]	Note cumulative amount represents gross transfers out of $9,807,836 offset by transfers into TMFE of $8,300,667.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Year-To-Date
Payee				Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants LLC	1/4/12—1/31/12 3/1/12—3/31/12	$220,226.32	TMI	8957	5/11/2012	$87,402.50	$132,823.82	$113,315.00	$167,050.44
DLA Piper[1]	2/1/12—2/29/12	1,300,977.90	TMI	8963	5/16/2012	985,451.80	69,163.15	2,369,223.36	178,196.86
Union Square Advisors[1]	Sale Fee	755,045.88	TMI	8955	5/8/2012	750,000.00	5,045.88	2,100,000.00	65,950.48
PriceWaterhouseCoopers[1]	3/1/12—3/31/12	244,215.45	TMI	8968 & 8969	5/22/2012 & 5/25/2012	204,932.00	550.45	462,978.40	3,456.36
FTI Consulting, Inc.	2/1/12—2/29/12	632,686.27	TMI	8962	5/16/2012	593,280.50	39,405.77	959,317.50	69,166.84
Dewey & Leboeuf LLP	3/1/12—3/31/12	189,317.12	TMI	71714	5/15/2012	147,257.40	5,245.37	147,257.40	5,245.37
Bayard, P.A.	2/14/12—3/31/12	411,295.14	TMI	71713 & 71680	5/8/2012 & 5/15/2012	323,507.20	6,811.14	323,507.20	6,811.14
Quinn Emannuel[2]	3/1/12—3/31/12	87,755.08	TMI	71733	5/23/2012	154,431.90	3,919.16	154,431.90	3,919.16
Pachulski Stang Ziehl & Jones LLP	1/18/12—1/31/12	240,557.02	TMI	71717	5/15/2012	183,508.60	11,171.27	183,508.60	11,171.27
Epping Hermann Fischer	1/4/12—1/29/12	75,945.70	TMI	8958	5/16/2012	55,310.39	6,807.71	55,310.39	6,807.71
Solomon Harris	4/1/12—4/30/12	11,098.89	TMFE	5992183	5/21/2012	11,084.25	14.64	22,132.75	14.64
Zolfo Cooper[3]	4/1/12—4/30/12	51,395.69	TMFE	5992206	5/23/2012	48,336.50	2,900.19	118,747.75	6,275.94

[1]	Note amount of fees paid year-to-date is net of retainer. No retainers were applied to payments made in May.
[2]	Amount paid reflects duplicate payment for March invoice. The overpayment will be applied to subsequent invoices.
[3]	Invoice was revised after payment to reflect error, thereby resulting in underpayment of $159.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$—
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	16,657
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	728,802
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(154,420)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	16,784

Total			$607,823

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	2,587,007
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	4,800
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	766,069
Trident Microsystems (Far East), Ltd.	California Bank & Trust—Checkling AC	xxx-xxxx3970	82,955,228
Trident Microsystems (Far East), Ltd.	California Bank & Trust—Money Plus	xxx-xxx3709	359,988
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—

Total[2]			$86,673,091

[1]	Schedule reflects book balance at each Debtor as of June 1, 2012.
[2]	Balance excludes restricted cash held in escrow in the amount of $1.5 million related to the Entropic transaction and $3.2 million related to the Sigma transaction.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above.

/s/ Andrew Hinkelman Andrew Hinkelman Interim Chief Executive Officer	July 12, 2012 Date

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
	May 2012	Cumulative Filing to Date	May 2012	Cumulative Filing to Date
Gross Revenue
Third Party	$263,741	$1,319,297	$340,944	$1,762,811
Affiliates	16,006,617	60,081,956	2,508,988	24,372,447

Net Revenues	$16,270,358	$61,401,254	$2,849,932	$26,135,258

Cost of Revenues
Third Party through TMHK	$3,368,338	$36,591,783	$368,539	$2,636,631
Affiliates	16,147,904	64,971,423	—	—

Total Cost of Revenues	$19,516,241	$101,563,206	$368,539	$2,636,631

Gross Profit	$(3,245,883)	$(40,161,952)	$2,481,393	$23,498,626

Research and development expenses	$673,984	$8,215,268	$297,057	$8,572,072
Selling, general and administrative expenses	1,230	324,986	3,892,282	12,062,316
Insider Compensation*	—	—	456,156	1,163,039
Restructuring Charges	—	—	66,196	45,196

Total operating expenses	675,214	8,540,254	4,711,691	21,842,623

Income (loss) from operations	$(3,921,097)	$(48,702,206)	$(2,230,298)	$1,656,003

Gain (loss) on acquisition/sale	$7,487,057	$12,397,752	$516,300	$1,729,275
Interest and other income (expense), net (see detail)	1,894,525	1,545,023	105	(1,949)

Income (loss) before income taxes	$5,460,485	$(34,759,432)	$(1,713,893)	$3,383,329

Provision for (benefit from) income taxes	—	129	(1,910,771)	(1,921,752)

Net Income (Loss) Before Reorganization Items	$5,460,485	$(34,759,560)	$196,878	$5,305,081

REORGANIZATION ITEMS
Professional Fees	$164,608	$1,046,732	$2,321,319	$9,147,858
U.S. Trustee Quarterly Fees	30,000	30,000	—	13,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses (see detail)	14,394	58,582	—	—

Total Reorganization Expenses	$209,002	$1,135,314	$2,321,319	$9,160,858

Net Profit (Loss)	$5,251,483	$(35,894,874)	$(2,124,441)	$(3,855,777)

BREAKDOWN OF "OTHER" CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	$10,370	$(22,653)	$—	$—
Unrealized Forex Gain/Loss	489,125	363,502	—	—
Other Income	1,384,612	1,415,999	100	(1,947)
Interest Expenses	—	(270,182)	—	—
Currency Remeasurement Adj.	—	41,490	—	—
Interest Earned	10,419	16,867	5	(2)

Total	$1,894,525	$1,545,022	$105	$(1,949)

*	Does not include payments made to insiders on account of trade payables. “Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at May 2012	Book Value on Petition Date	Book Value at May 2012	Book Value on Petition Date
ASSETS
Current assets
Cash and cash equivalents[1]	$87,880,401	$14,033,731	$1,081,191	$1,254,662
Accounts receivable, net	3,950,804	1,000,000	370,318	1,314,661
Accounts receivable from related parties	—	1,996,988	234,787	234,787
Inventory	419,422	11,433,394	—	—
Note receivable from related party	—	20,884,003	—	—
Prepaid expenses and other current assets (see detail)	21,493,894	6,541,527	1,579,907	1,551,933

Total current assets	$113,744,520	$55,889,643	$3,266,203	$4,356,043

Property and equipment, net	$291,255	$391,732	$1,014,085	$2,327,797
Intangible Assets, net	6,320,000	43,913,014	—	—
Affiliates Receivable	27,548,538	43,295,725	99,235,365	95,861,080
Other Non-current Assets (see detail)	63,387,866	73,815,092	198,400,058	198,408,481

Total Assets	$211,292,179	$217,305,206	$301,915,711	$300,953,401

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$6,630,572	$—	$320,442	$—
Taxes Payable	460,600	—	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	—	—
Affiliates Payable	32,937,784	—	2,728,886	—
Amounts Due to Insiders[2]	3,937,707	—	—	—
Other Post-petition Liabilities (see detail)	26,298,503	—	5,441,604	—

TOTAL POST-PETITION LIABILITIES	$70,265,166	$—	$8,490,932	$—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt	2,822,983	—	23,938,163	24,009,745
Unsecured Debt	141,153,504	184,359,805	9,351,823	13,324,750

TOTAL PRE-PETITION LIABILITIES	$143,976,487	$184,359,805	$33,289,986	$37,334,495

TOTAL LIABILITIES	$214,241,652	$184,359,805	$41,780,918	$37,334,495

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(198,085)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	357,120,822	356,755,746
Retained Earnings – Pre-Petition	(138,770,438)	(138,770,438)	(92,938,842)	(92,938,842)
Retained Earnings – Post-petition	(35,894,874)	—	(3,849,102)	—

NET OWNER EQUITY	(2,949,473)	32,945,401	260,134,793	263,618,906

TOTAL LIABILITIES AND OWNERS EQUITY	$211,292,179	$217,305,206	$301,915,711	$300,953,401

[1]	TMFE balance at May 2012 excludes restricted cash held in escrow in the amount of $3.2 million related to the Sigma transaction.
[2]	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at May 2012	Book Value on Petition Date	Book Value at May 2012	Book Value on Petition Date
BREAKDOWN OF "OTHER" CATEGORIES

PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133	$301,133
Prepaid Income Taxes	—	—	—	(1,910,771)
Other Prepaid & Receivables	18,113,726	3,673,512	1,278,774	3,161,571
VAT Receivable	3,380,168	2,868,014	—	—

Total	$21,493,894	$6,541,527	$1,579,907	$1,551,933

OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,259	807,259	—	—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	7,238,223	17,665,449	524,931	533,355

Total	$63,387,866	$73,815,092	$198,400,058	$198,408,481

OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	$—	$—	$204,939	$—
Receipts Accrual	—	—	—	—
Accrued Professional Fees	—	—	473,465	—
Accrued Restructuring	—	—	418,682	—
Deferred Rent	—	—	—	—
Customer Prepaid	3,694,445	—	—	—
Accrued NRE	38,439	—	—	—
Accrued Royalties	1,195,307	—	—	—
Other Accrued Expenses	6,162,210	—	3,506,703	—
VAT Payable	—		—
Other Liabilities	8,102	—	42,037	—
Deferred Margin	15,200,000	—	795,778	—

Total	$26,298,503	$—	$5,441,604	$—

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of April 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of April 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman Andrew Hinkelman Interim Chief Executive Officer	July 12, 2012 Date

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$45,653.46	$47,798	$—	$—	$—	93,452
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	97,553	129,438	—	—	—	226,991
Affiliates Payable	1,129,354	454,547	582,604	222,010	340,371	2,728,886
Amounts Due to Insiders*	—	—	—	—	—	—
Other Accrued Payable	5,441,604	—	—	—	—	5,441,604

Total Postpetition Debts	$6,714,165	$631,783	$582,604	$222,010	$340,371	$8,490,933

	Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$1,117,649	$385,081	$102,843	$25,000	$—	$1,630,572
Wages Payable	—	—	—	—	—	—
Taxes Payable	127,238	108,430	78,962	101,295	44,675	460,600
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	4,625,267	11,773,568	9,888,572	2,313,866	2,259,955	30,861,227
Amounts Due to Insiders*	1,780,441	3,257,218	(4,399,305)	2,240,232	1,059,120	3,937,706
Other Accrued Payable	25,220,235	39,423	510,259	245,105	283,481	26,298,503

Total Postpetition Debts	$32,870,829	$15,563,720	$6,181,331	$4,925,498	$3,647,230	$63,188,609

Explain how and when the Debtor intends to pay any past-due postpetition debts:

The past-due balance for taxes payable at TMFE remains unpaid pending completion of a German VAT audit.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS)(Jointly Admin.)
Reporting Period: May 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$675,014	$16,254,899
+ Amounts billed during the period	2,849,932	16,270,358
- Amounts collected during the period	2,910,681	28,574,454

Total Accounts Receivable at the end of the reporting period	$614,265	$3,950,804

Accounts Receivable Aging
0 - 30 days old	$340,944	$3,950,804
31 - 60 days old	81,155	—
61 - 90 days old	(46,558)	—
91+ days old	238,724	—

Total Accounts Receivable	$614,265	$3,950,804
Amount considered uncollectible (Bad Debt)	—	—

Accounts Receivable (Net)	$614,265	$3,950,804

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

1. Pursuant to the court order entered on April 5, 2012, the Debtors and certain non-debtor subsidiaries sold certain of its assets related to its TV business to Sigma Designs Inc.